                                                                  EXHIBIT 10-F-2

Schedule identifying agreements, entered into between Conexant Systems, Inc. (the "Company") and each of the following persons, substantially identical to the Employment Agreement constituting Exhibit 10.5 to the Quarterly Report on Form 10-Q of the Company for the quarterly period ended December 31, 1998


                                    Name
                              -----------------
                               J. Scott Blouin
                              Lewis C. Brewster
                                Raouf Y. Halim
                              Dennis E. O'Reilly
                                Ashwin Rangan
                              F. Matthew Rhodes
                               Thomas A. Stites
                              Michael H. Vishny